Westwood Holdings Group, Inc. Reports Third Quarter 2025 Results
MDST ETF Surpasses $150 million and Captured 30% of September Monthly Midstream ETF Flows
WEBs Partnership Launches Eleven New Sector ETFs
Private Fund Raising Exceeds Expectations

Dallas, TX, October 30, 2025 – Westwood Holdings Group, Inc. (NYSE: WHG) today reported third quarter 2025 earnings. Significant items included:
▪Investment strategies beating their primary benchmarks included Income Opportunity, Multi-Asset Income, Alternative Income, Credit Opportunities, Real Estate Income and Tactical Growth.
▪Income Opportunity and Multi-Asset Income each posted top quartile rankings vs. peers and Real Estate Income posted a top decile ranking.
▪Quarterly revenues totaled $24.3 million vs. $23.1 million in the second quarter and $23.7 million a year ago. Income of $3.7 million compared with $1.0 million in the second quarter and $0.1 million in 2024's third quarter.
▪Non-GAAP Economic Earnings of $5.7 million compared with $2.8 million in the second quarter and $1.1 million in the third quarter of 2024.
▪Westwood held $39.2 million in cash and liquid investments as of September 30, 2025, up $6.1 million from the second quarter. Stockholders' equity totaled $123.9 million and we carry no debt.
▪We declared a cash dividend of $0.15 per common share, payable on January 2, 2026 to stockholders of record on December 1, 2025.
Brian Casey, Westwood’s CEO, commented, "The third quarter demonstrated the strength of our diversified platform in multiple ways. Our private fund strategies have already surpassed our annual fundraising goal. Our MDST exchange-traded fund ("ETF") reached $150 million in assets and captured 30% of monthly midstream ETF flows in September, while our partnership with WEBs expanded, adding eleven new Defined Volatility sector ETFs that provide a disciplined approach to potentially boost returns in sector investing. Our long-term performance rankings remain solid, with Income Opportunity maintaining its top decile since-inception ranking and it recently received a four-star Morningstar rating upgrade. As market leadership broadens out and investors seek quality and value, we believe Westwood is well-positioned to capitalize on these opportunities."
Firmwide assets under management and advisement totaled $18.3 billion, consisting of assets under management ("AUM") of $17.3 billion and assets under advisement ("AUA") of $1.0 billion.
Third quarter revenues exceeded the second quarter due to higher average AUM. Third quarter net income of $3.7 million beat the second quarter's net income of $1.0 million on higher revenues and unrealized appreciation on private investments, partially offset by higher income taxes. Diluted earnings per share ("EPS") of $0.41 compared to $0.12 for the second quarter. Non-GAAP Economic Earnings of $5.7 million, or $0.64 per share, compared with $2.8 million, or $0.32 per share, in the second quarter.
Third quarter revenues were higher than last year's third quarter due to higher average AUM. Third quarter net income of $3.7 million compared favorably to last year's third quarter income of $0.1 million due to

2025's higher revenues and unrealized appreciation on private investments and changes in the fair value of contingent consideration in 2024, all partially offset by higher income taxes in 2025. Diluted EPS of $0.41 compared with $0.01 for 2024's third quarter. Non-GAAP Economic Earnings were $5.7 million, or $0.64 per share, compared with $1.1 million, or $0.13 per share, in the third quarter of 2024.
Economic Earnings and Economic EPS are non-GAAP performance measures and are explained and reconciled with the most comparable GAAP numbers in the attached tables.
Westwood will host a conference call to discuss third quarter 2025 results and other business matters at 4:30 p.m. Eastern time today. To join the conference call, please register here:
https://register-conf.media-server.com/register/BI168009bacb7044b4a4f4f99ad9059393
After registering, you will be provided with a dial-in number containing a personalized PIN.
To view the webcast, please register here:
https://edge.media-server.com/mmc/p/im52ppzb
Once registered, an email will be sent with important details for this conference call, as well as a unique Registrant ID.
ABOUT WESTWOOD HOLDINGS GROUP
Westwood Holdings Group (NYSE: WHG) is a boutique asset management firm that offers a diverse array of actively-managed and outcome-oriented investment strategies, along with white-glove trust and wealth services, to institutional, intermediary and private wealth clients. For over 40 years, Westwood’s client-first approach has fostered strong, long-term client relationships due to our unwavering commitment to delivering bespoke investment strategies with a vehicle-optimized approach, exceptional counsel and unparalleled client service. Our flexible and agile approach to investing allows us to adapt to constantly changing markets, while continually seeking innovative strategies that meet our investors’ short and long-term needs.
Our team at Westwood comes from varied backgrounds and life experiences, which reflects our origins as a woman-founded firm. We are committed to incorporating diverse insights and knowledge into all aspects of our services and solutions. Our culture and approach to our business reflect our core values - integrity, reliability, responsiveness, adaptability, teamwork and driving results - and underpin our constant pursuit of excellence.
For more information on Westwood, please visit westwoodgroup.com.
Forward-looking Statements
Statements in this press release that are not purely historical facts, including, without limitation, statements about our expected future financial position, results of operations or cash flows, as well as other statements including without limitation, words such as “anticipate,” “believe,” “expect,” “could,” and other similar expressions, constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Actual results and the timing of some events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including, without limitation: the composition and market value of our AUM and AUA; our ability to maintain our fee structure in light of competitive fee pressures; risks associated with actions of activist stockholders; distributions to our common stockholders have included and may in the future include a return of capital; inclusion of foreign company investments in our AUM; regulations adversely affecting the financial services industry; our ability to maintain effective cyber security; litigation risks; our ability to develop and market new investment strategies successfully; our reputation and our relationships with current and potential customers; our ability to attract and retain qualified personnel; our ability to perform operational tasks; our ability to select and oversee third-party vendors; our dependence on the operations and funds of our subsidiaries; our ability to maintain effective information systems; our ability to prevent misuse of assets and information in the possession of our employees and third-party vendors, which could damage our reputation and result in costly litigation and liability for our clients and us; our stock is thinly traded and may be subject to volatility; competition in the investment management industry; our ability to avoid termination of client agreements and the related investment redemptions; the significant concentration of our revenues in a small number of customers; we have made and may continue to make business combinations as a part of our business strategy, which may present certain risks and uncertainties; our relationships with investment consulting firms; our ability to identify and execute on our strategic initiatives; our ability to declare and pay dividends; our ability to fund future capital requirements on favorable terms; our ability to properly address conflicts of interest; our ability to maintain adequate insurance coverage; our ability to maintain an effective system of internal controls; and the other risks detailed from time to time in Westwood’s SEC filings, including, but not limited to, its annual report on Form 10-K for the year ended December 31, 2024 and its quarterly reports on Form 10-Q for the quarters ended March 31, 2025, June 30, 2025 and September 30, 2025. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Except as required by law, Westwood is not obligated to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.

# # # #

SOURCE: Westwood Holdings Group, Inc.

(WHG-G)
CONTACT:
Westwood Holdings Group, Inc.
Terry Forbes
Chief Financial Officer and Treasurer
(214) 756-6900

WESTWOOD HOLDINGS GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share and share amounts)
(unaudited)

	Three Months Ended
	September 30, 2025	June 30, 2025	September 30, 2024
REVENUES:
Advisory fees:
Asset-based	$18,887	$17,955	$17,774
Trust fees	5,416	5,069	5,447
Other, net	(14)	96	498
Total revenues	24,289	23,120	23,719
EXPENSES:
Employee compensation and benefits	13,286	13,472	13,572
Sales and marketing	633	657	644
Westwood funds	1,101	957	798
Information technology	2,893	2,704	2,572
Professional services	1,593	1,486	1,812
General and administrative	2,774	2,976	2,991
Loss from change in fair value of contingent consideration	—	—	1,824
Total expenses	22,280	22,252	24,213
Net operating income (loss)	2,009	868	(494)
Net change in unrealized appreciation (depreciation) on private investments	1,932	—	—
Net investment income	459	343	587
Other income	292	257	374
Income before income taxes	4,692	1,468	467
Income tax provision	963	437	308
Net income	$3,729	$1,031	$159
Less: income attributable to noncontrolling interest	30	12	54
Income attributable to Westwood Holdings Group, Inc.	$3,699	$1,019	$105
Earnings per Westwood Holdings Group, Inc. share:
Basic	$0.44	$0.12	$0.01
Diluted	$0.41	$0.12	$0.01
Weighted average shares outstanding:
Basic	8,418,174	8,404,859	8,123,714
Diluted	8,941,347	8,813,606	8,488,372
Economic Earnings	$5,714	$2,792	$1,084
Economic EPS	$0.64	$0.32	$0.13
Dividends declared per share	$0.15	$0.15	$0.15

WESTWOOD HOLDINGS GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share and share amounts)
(unaudited)

	Nine Months Ended
	September 30, 2025	September 30, 2024
REVENUES:
Advisory fees:
Asset-based	$54,573	$51,730
Trust fees	15,914	15,787
Other, net	174	1,622
Total revenues	70,661	69,139
EXPENSES:
Employee compensation and benefits	41,259	41,921
Sales and marketing	2,050	2,027
Westwood funds	2,955	2,374
Information technology	8,264	7,212
Professional services	4,692	4,751
General and administrative	8,632	8,903
Loss from change in fair value of contingent consideration	—	3,682
Total expenses	67,852	70,870
Net operating income (loss)	2,809	(1,731)
Net change in unrealized appreciation (depreciation) on private investments	1,932	—
Net investment income	1,185	1,590
Other income	826	783
Income before income taxes	6,752	642
Income tax provision	1,515	530
Net income	$5,237	$112
Less: income (loss) attributable to noncontrolling interest	41	(46)
Income attributable to Westwood Holdings Group, Inc.	$5,196	$158
Earnings per share:
Basic	$0.62	$0.02
Diluted	$0.59	$0.02
Weighted average shares outstanding:
Basic	8,359,584	8,140,664
Diluted	8,846,168	8,448,629
Economic Earnings	$11,020	$3,588
Economic EPS	$1.25	$0.42
Dividends declared per share	$0.45	$0.45

WESTWOOD HOLDINGS GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except par value and share amounts)
(unaudited)

	September 30, 2025	December 31, 2024
ASSETS
Cash and cash equivalents	$21,604	$18,847
Accounts receivable	14,570	14,453
Investments, at fair value (amortized cost of $18,354 and $26,788)	19,729	27,694
Investments under measurement alternative	14,697	10,747
Equity method investments	4,263	4,250
Income taxes receivable	—	295
Other assets	7,647	6,780
Goodwill	39,501	39,501
Deferred income taxes	2,556	2,244
Operating lease right-of-use assets	9,841	2,559
Intangible assets, net	18,981	21,668
Property and equipment, net of accumulated depreciation of $8,821 and $8,424	657	951
Total assets	$154,046	$149,989
LIABILITIES AND STOCKHOLDERS’ EQUITY
Accounts payable and accrued liabilities	$5,436	$6,413
Dividends payable	2,579	2,466
Compensation and benefits payable	8,808	10,924
Operating lease liabilities	10,323	3,197
Income taxes payable	921	—
Contingent consideration	—	4,657
Total liabilities	28,067	27,657
Stockholders’ Equity:
Common stock, $0.01 par value, authorized 25,000,000 shares, issued 12,391,817 and 12,137,080, respectively and outstanding 9,408,125 and 9,234,575, respectively	124	122
Additional paid-in capital	204,897	202,239
Treasury stock, at cost – 2,983,692 and 2,902,505 shares, respectively	(89,612)	(88,277)
Retained earnings	8,489	6,207
Total Westwood Holdings Group, Inc. stockholders’ equity	123,898	120,291
Noncontrolling interest in consolidated subsidiary	2,081	2,041
Total equity	125,979	122,332
Total liabilities and stockholders’ equity	$154,046	$149,989

WESTWOOD HOLDINGS GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2025	2024
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$5,237	$112
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	376	464
Amortization of intangible assets	3,143	3,085
Net change in unrealized (appreciation) depreciation on investments	(1,840)	(917)
Stock-based compensation expense	3,925	4,321
Deferred income taxes	(312)	(864)
Non-cash lease expense	851	831
Fair value change of contingent consideration	—	3,682
Changes in operating assets and liabilities:
Accounts receivable	(117)	(202)
Other assets	(867)	(644)
Accounts payable and accrued liabilities	(1,006)	(1,192)
Compensation and benefits payable	(2,115)	(1,254)
Income taxes receivable and payable	1,216	(434)
Other liabilities	(949)	(1,041)
Net sales of trading securities	7,842	6,267
Contingent consideration	(4,442)	—
Net cash provided by operating activities	10,942	12,214
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment	(82)	(34)
Purchases of investments	(2,000)	(1,500)
Additions to internally developed software	(449)	—
Net cash used in investing activities	(2,531)	(1,534)
CASH FLOWS FROM FINANCING ACTIVITIES:
Purchases of treasury stock	—	(1,348)
Restricted stock returned for payment of taxes	(1,335)	(940)
Payment of contingent consideration in acquisition	(201)	(1,815)
Cash dividends	(4,118)	(4,209)
Net cash used in financing activities	(5,654)	(8,312)
NET CHANGE IN CASH AND CASH EQUIVALENTS	2,757	2,368
Cash and cash equivalents, beginning of period	18,847	20,422
Cash and cash equivalents, end of period	$21,604	$22,790
SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid during the period for income taxes	$609	$1,817
Accrued dividends	$2,579	$2,336
Operating lease assets obtained in exchange for operating lease liabilities	$8,133	$—

WESTWOOD HOLDINGS GROUP, INC.
Reconciliation of Income Attributable to Westwood Holdings Group, Inc. to Economic Earnings
(in thousands, except per share and share amounts)
(unaudited)
As supplemental information, we are providing non-GAAP performance measures that we refer to as Economic earnings and Economic earnings per share. We provide these measures in addition to, not as a substitute for, income attributable to Westwood Holdings Group, Inc. and earnings per share, which are reported on a GAAP basis. Our management and Board of Directors review Economic earnings and Economic earnings per share to evaluate our ongoing performance, allocate resources, and review our dividend policy. We believe that these non-GAAP performance measures, while not substitutes for GAAP income attributable to Westwood Holdings Group, Inc. or earnings per share, are useful for management and investors when evaluating our underlying operating and financial performance and our available resources. We do not advocate that investors consider these non-GAAP measures without also considering financial information prepared in accordance with GAAP.
We define Economic earnings as income attributable to Westwood Holdings Group, Inc. plus non-cash equity-based compensation expense, amortization of intangible assets and deferred taxes related to goodwill. Although depreciation on fixed assets is a non-cash expense, we do not add it back when calculating Economic earnings because depreciation charges represent an allocation of the decline in the value of the related assets that will ultimately require replacement. Although gains and losses from changes in the fair value of contingent consideration are non-cash, we do not add or subtract those back when calculating Economic earnings because gains and losses on changes in the fair value of contingent consideration are considered regular following an acquisition. In addition, we do not adjust Economic earnings for tax deductions related to restricted stock expense or amortization of intangible assets. Economic earnings per share represents Economic earnings divided by diluted weighted average shares outstanding.

	Three Months Ended
	September 30, 2025	June 30, 2025	September 30, 2024
Income attributable to Westwood Holdings Group, Inc.	$3,699	$1,019	$105
Stock-based compensation expense	1,303	1,295	1,409
Intangible amortization	1,061	1,037	1,011
Tax benefit from goodwill amortization	136	136	156
Tax impact of adjustments to GAAP income	(485)	(695)	(1,597)
Economic earnings	$5,714	$2,792	$1,084
Earnings per share	$0.41	$0.12	$0.01
Stock-based compensation expense	0.15	0.15	0.17
Intangible amortization	0.11	0.11	0.12
Tax benefit from goodwill amortization	0.02	0.02	0.02
Tax impact of adjustments to GAAP income	(0.05)	(0.08)	(0.19)
Economic earnings per share	$0.64	$0.32	$0.13
Diluted weighted average shares	8,941,347	8,813,606	8,488,372

		Nine Months Ended
		September 30, 2025	September 30, 2024
Income attributable to Westwood Holdings Group, Inc.		$5,196	$158
Stock-based compensation expense		3,925	4,321
Intangible amortization		3,143	3,085
Tax benefit from goodwill amortization		396	437
Tax impact of adjustments to GAAP income		(1,640)	(4,413)
Economic earnings		$11,020	$3,588
Earnings per share		$0.59	$0.02
Stock-based compensation expense		0.44	0.50
Intangible amortization		0.37	0.37
Tax benefit from goodwill amortization		0.04	0.05
Tax impact of adjustments to GAAP income		(0.19)	(0.52)
Economic earnings per share		$1.25	$0.42
Diluted weighted average shares		8,846,168	8,448,629